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                                                                    EXHIBIT 10.3

                     THIRD AMENDMENT TO EMPLOYMENT AGREEMENT

      This Third Amendment to Employment Agreement (the "Third Amendment") is made and entered into as of March 15, 2006 by and between Onyx Software Corporation, a Washington corporation (the "Corporation") and Janice P. Anderson (the "Executive"). This Third Amendment modifies the employment agreement originally executed between the parties on June 7th, 2004, as amended on January 19, 2005 and July 11, 2005 (collectively the "Employment Agreement") which is hereby incorporated by reference. In the event of any conflict between the Employment Agreement and this Third Amendment, the terms of this Third Amendment shall control. Capitalized terms not defined herein shall have the meaning ascribed to them in the Employment Agreement.

      In consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Corporation and Executive agree as follows:

1. Under Section 6(b) of the Employment Agreement, Executive is contractually entitled to receive a nonqualified option grant to purchase 100,000 shares of the Corporation's Common Stock on June 7, 2006 (the "Future Option Grant"). Executive and the Corporation hereby agree that the Future Option Grant shall hereby be reduced to a nonqualified option grant to purchase 79,000 shares of the Corporation's Common Stock. All other terms of the Future Option Grant shall be as provided for under the Employment Agreement.

2. The Corporation hereby agrees that Executive will receive an award of 21,000 shares of restricted stock pursuant to the 1998 Plan and the terms of a Stock Award Agreement (in substantially the form attached as EXHIBIT A hereto) to be entered into between the Corporation and Executive.

3. All other terms and conditions of the Employment Agreement shall remain in full force and effect.

IN WITNESS HEREOF, each of the parties has executed this Third Amendment, in the case of the Corporation by its duly authorized officer, as of March 15, 2006.

ONYX SOFTWARE CORPORATION                      EXECUTIVE

By: /s/ Paul B. Dauber                 By: /s/ Janice P. Anderson
    --------------------------             ------------------------
    Paul B. Dauber                          Janice P. Anderson